UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report: October 22, 2019
TIFFANY & CO.
(Exact name of Registrant as specified in its charter)

Delaware	1-9494	13-3228013
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Fifth Avenue, New York, NY 10010
(Address of principle executive offices and zip code)
Registrant's telephone number, including area code: (212) 755-8000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	TIF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act
☐

Item 8.01	Other Events.

Registrant makes various grants and awards of cash, stock units and stock options, and provides various benefits, to its executive officers and other management employees pursuant to its 2014 Tiffany & Co. Employee Incentive Plan (the “2014 Employee Incentive Plan”) and various retirement plans and formal and informal agreements. As part of its ongoing review of compensation practices and arrangements, on October 16, 2019, the Compensation Committee of Registrant’s Board of Directors (the “Committee”) adopted revised terms (the “Equity Grant Terms”) applicable to grants of restricted stock units, performance-based restricted stock units and stock options awarded under the 2014 Employee Incentive Plan. The Committee also adopted revisions to the Tiffany & Co. Executive Severance Plan and the form of Non-Competition and Confidentiality Covenants used in connection with the Equity Grant Terms and certain non-qualified retirement benefits provided to executive officers and certain other management employees, including certain benefits provided under the Tiffany and Company Executive Deferral Plan (the “Executive Deferral Plan”). In addition, on October 17, 2019, Registrant’s Board of Directors approved amendments to the Executive Deferral Plan.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits

10.24s	Terms of Restricted Stock Unit Grant (Non-Transferable) under Registrant’s 2014 Employee Incentive Plan, as revised October 16, 2019.

10.24t	Terms of Performance-Based Restricted Stock Unit Grant (Non-Transferable) under Registrant’s 2014 Employee Incentive Plan, as revised October 16, 2019.

10.24u	Terms of Stock Option Award (Transferable Non-Qualified Option) under Registrant’s 2014 Employee Incentive Plan, as revised October 16, 2019.

10.24v	Form of Non-Competition and Confidentiality Covenants, as revised October 16, 2019.

10.37	Tiffany & Co. Executive Severance Plan, as amended October 16, 2019.

10.38	Tiffany and Company Executive Deferral Plan, amended and restated as of October 17, 2019.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TIFFANY & CO.
(Registrant)

By: /s/ Leigh M. Harlan
Leigh M. Harlan
Senior Vice President, Secretary
and General Counsel
Date: October 22, 2019

EXHIBIT INDEX

Exhibit No.	Description

10.24s	Terms of Restricted Stock Unit Grant (Non-Transferable) under Registrant’s 2014 Employee Incentive Plan, as revised October 16, 2019.

10.24t	Terms of Performance-Based Restricted Stock Unit Grant (Non-Transferable) under Registrant’s 2014 Employee Incentive Plan, as revised October 16, 2019.

10.24u	Terms of Stock Option Award (Transferable Non-Qualified Option) under Registrant’s 2014 Employee Incentive Plan, as revised October 16, 2019.

10.24v	Form of Non-Competition and Confidentiality Covenants, as revised October 16, 2019.

10.37	Tiffany & Co. Executive Severance Plan, as amended October16, 2019.

10.38	Tiffany and Company Executive Deferral Plan, amended and restated as of October 17, 2019.